Exhibit 4.7.1

Schedule of School Sponsors’ and Directors’ Rights Entrustment Agreement

One or more domestic affiliates signed School Sponsors’ and Directors’ Rights Entrustment Agreement using this form. Pursuant to Instruction ii to Item 601 of Regulation S-K, the Registrant may only file this form as an exhibit with a schedule setting forth the material details in which the executed agreements differ from this form:

No.	Domestic Affiliate	Unified Credit Code	Signing Date	Material Differences in terms
1	Yunnan Century Long-Spring Technology Co., Ltd.	91530100MA6K83075A	January 12, 2021 February 9, 2022

VI Amendment to the Agreement

2. If relevant regulators propose any modifications to the Agreement, or any changes related to the Agreement have occurred to related laws or listing rules, the Parties shall revise the Agreement accordingly.

XII. MISCELLANEOUS

4. At the request of a party in dispute, before the arbitral tribunal is formed according to law or under appropriate circumstances, the court of competent jurisdiction has the right to grant an interim relief to support the process of the arbitration, for example, by seizing or freezing the equity or sponsors’ interests, property interests, or other assets of the breaching party according to a judgment or a ruling.

2	Long-Spring Education Holding Group Limited	91530121582368402N	January 12, 2021 February 9, 2022
3	Kunming Guandu Hengshizhong Education Training School Co., Ltd.	91530111MA6NK6QMXU	January 12, 2021
4	Xinping Hengshi High School Co., Ltd.	91530427MA6NYJBX6L	January 12, 2021
5	Xinping Hengshui Experimental Middle School	52530427MJ00482493	January 12, 2021
6	Shanxi Long-Spring Enterprise Management Co., Ltd.	91140200MA0KKN7CX9	January 12, 2021
7	Datong Hengshi Gaokao Tutorial School	52140214MJY4314186	January 12, 2021
8	Xishuangbanna Hengshi High School Co., Ltd.	91532800MA6PNKHQ17	January 12, 2021
9	Yunnan Hengshui Qiubei Experimental High School	52532626MJT34266XU	January 12, 2021
10	Yunnan Hengshui Wenshan Experimental High School	52532601MJT3434278	January 12, 2021
11	Mengla Hengshui Experimental High School	52532823MJT3467679	January 12, 2021
12	Yunnan Bainian Long-Spring Technology Co., Ltd.	91530111MA6PGFBRXJ	January 12, 2021
13	Zhenxiong Bainian Long-Spring Technology Co., Ltd.	91530627MA6PMDQ794	January 12, 2021
14	Guizhou Hengshizhong Technology Co., Ltd.	91520900MAAJR4F57R	January 12, 2021
15	Guizhou Long-Spring Century Technology Co., Ltd.	91520900MAAJQ4M05Q	January 12, 2021
16	Zhenxiong Long-Spring Advanced Secondary School	52530627MJT375015W	February 9, 2022

Schedule of School Sponsors’ and Directors’ Rights Entrustment Agreement

One or more directors signed School Sponsors’ and Directors’ Rights Entrustment Agreement using this form. Pursuant to Instruction ii to Item 601 of Regulation S-K, the Registrant may only file this form as an exhibit with a schedule setting forth the material details in which the executed agreements differ from this form:

No.	Name	ID Card No.	Address	Signing Date	Material Differences in terms
1	Shaowei Zhang	[***]	[***]	January 12, 2021 February 9, 2022

VI Amendment to the Agreement

2. If relevant regulators propose any modifications to the Agreement, or any changes related to the Agreement have occurred to related laws or listing rules, the Parties shall revise the Agreement accordingly.

XII. MISCELLANEOUS

4. At the request of a party in dispute, before the arbitral tribunal is formed according to law or under appropriate circumstances, the court of competent jurisdiction has the right to grant an interim relief to support the process of the arbitration, for example, by seizing or freezing the equity or sponsors’ interests, property interests, or other assets of the breaching party according to a judgment or a ruling.

2	Haoyu Guo	[***]	[***]	January 12, 2021 February 9, 2022
3	Kai Liu	[***]	[***]	January 12, 2021
4	Jintao Qian	[***]	[***]	January 12, 2021
5	Gang Shi	[***]	[***]	January 12, 2021
6	Zhuoran Zhang	[***]	[***]	January 12, 2021
7	Huafeng Yang	[***]	[***]	January 12, 2021
8	Pupeng Nan	[***]	[***]	January 12, 2021
9	Yunming Tao	[***]	[***]	January 12, 2021
10	Shaodong Zhang	[***]	[***]	January 12, 2021 February 9, 2022
11	Chengxiang Wang	[***]	[***]	January 12, 2021
12	Yueqi Shi	[***]	[***]	January 12, 2021
13	Qi He	[***]	[***]	January 12, 2021
14	Lei Tao	[***]	[***]	January 12, 2021
15	Shaowen Zhang	[***]	[***]	January 12, 2021
16	Hao Zhang	[***]	[***]	February 9, 2022
17	Ruhuan Zhao	[***]	[***]	February 9, 2022